UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Preferred Income Fund

Ticker: HPI
Semiannual report 1/31/16

A message to shareholders

Dear shareholder,

The six-month period has been a challenging time for all investors. Oil prices, having already dropped precipitously, continued to slide in the back half of 2015, and by January oil frequently traded at multi-year lows. Concerns about slowing global growth added to negative investor psychology, and stock prices fell steeply around the world. Stocks were not the only investment that faced headwinds; all risk assets struggled over the past six months and these types of declines are unsettling.

Although volatility returned in force to the markets, much of the global economic picture continues to move in the right direction. In December, the U.S. Federal Reserve raised short-term interest rates for the first time in nine years on the evidence that the persistent strength in the labor markets warranted a somewhat less accommodative stance. Central banks outside of the United States continue to signal that they would take action to support economies and markets.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place, such as a credit facility and an interfund lending program. In times like these, your best resource is your financial advisor, who can ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of January 31, 2016. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
26	Additional information
27	Shareholder meeting
28	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund's secondary objective is to provide growth of capital to the extent consistent with its primary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16 (%)

The Bank of America Merrill Lynch Hybrid Preferred Securities Index is a subset of the Bank of America Merrill Lynch Fixed Rate Preferred Securities Index, including all subordinated securities with a payment deferral feature. The Bank of America Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment grade rating and must have an investment-grade-rated country of risk.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com. The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time. The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Preferred securities posted solid gains

A mixed economic and monetary backdrop helped provide support for preferred securities, stimulating investors' appetite for the asset class.

Utilities holdings performed well

The fund benefited from holdings in the utilities sector, which accounted for some of its best performers.

Energy companies detracted

The ongoing depression of oil prices led to weak performance of the fund's energy-related holdings.

PORTFOLIO COMPOSITION AS OF 1/31/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

The fund normally will invest at least 25% of its total assets in the industries composing the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the fund's investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Because utility companies are capital intensive, they can be hurt by higher interest rates, which would increase the companies' interest burden. They can also be affected by costs in connection with capital construction programs, costs associated with environmental and other regulations, and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, and regulatory and market impacts. The fund's investments in securities of foreign issuers involve special risks, such as political, economic, and currency risks and differences in accounting standards and financial reporting.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

What was the market environment like for preferred securities during the six months ended January 31, 2016?

Preferred securities posted solid gains for the six-month period, despite elevated financial market volatility triggered by an increasingly uncertain global economic outlook and differing monetary policy from central banks around the world.

While economic growth in the United States and Europe strengthened through much of the six-month period, conditions in China and other emerging markets slowed. In terms of monetary policy, the U.S. Federal Reserve (Fed) moved to a tightening stance in December 2015, raising short-term interest rates for the first time since 2006. In contrast, central banks in other major economies— including Europe, Japan, and China— remained in easy monetary mode by either holding rates steady or lowering them.

This mixed economic and monetary backdrop helped provide support for preferred securities. Investors' appetite for the asset class remained solid, given that preferreds generally produced more income than U.S. government bonds, many high-grade foreign government bonds, and investment-grade corporate debt. Elevated volatility in global equity markets also boosted demand for preferreds, particularly among investors seeking the benefit of dividend-producing assets. At the same time, the supply of preferred securities was muted throughout much of the period, as new issuance stayed low and issuers redeemed outstanding preferred issues at a healthy clip.

What's your view on preferred securities?

Given the deflationary pressures that have taken hold around the world, we're doubtful that U.S. interest rates will increase significantly in 2016. Granted, the Fed could make additional small and gradual hikes if it suspects inflation pressures are mounting, the global economy has regained momentum, and global financial markets have stabilized. But we think inflation and growth will remain below the Fed's target, forcing them to keep rates at current levels throughout the first half

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       4

"Continued stable interest rates are likely to be helpful for preferred securities, which we believe were well positioned relative to other fixed-income-producing assets at period end."
of 2016, if not longer. Continued stable interest rates are likely to be helpful for preferred securities, which we believe were well positioned relative to other fixed-income-producing assets at period end. Preferred securities offered attractive levels of income relative to many investment-grade fixed-income alternatives, including U.S. government securities, developed-market government bonds, and many investment-grade corporate bonds. Furthermore, many preferred securities offered income that was tax advantaged, which we believe will continue to be a draw for tax-sensitive investors. At the same time, we don't foresee a meaningful increase in supply on the horizon.

Even when rates do begin to rise, we don't anticipate a dramatic sell-off of preferred securities, nor do we believe demand for them will subside. Our view is that rate hikes will occur in small, gradual, and digestible increments that aren't likely to disrupt longer-term demand for preferreds, especially from an aging population whose need for income will only increase in coming years.

What holdings contributed to performance?

As they have for some time now, preferred securities issued by utilities companies—such as NextEra Energy Capital Holdings, Inc. and SCE Trust II—were some of the fund's best performers during the six-month period. They were boosted by solid demand from investors seeking higher-yielding assets

SECTOR COMPOSITION AS OF 1/31/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       5

"Even when rates do begin to rise, we don't anticipate a dramatic sell-off of preferred securities, nor do we believe demand for them will subside."
from industries deemed safe havens amid global economic uncertainty and elevated market volatility. The lack of supply of preferreds in general, and utility preferreds in particular, also helped boost their prices. Many utilities redeemed their outstanding preferred shares years ago, and those holding preferred shares tended to benefit from relative scarcity, which drove prices up.

W.R. Berkley Corp., a commercial insurance holding company, was another of the fund's holdings that fared well. Its comparatively strong performance stemmed partly from speculation that the company would be acquired by a higher-rated company. No deal had been announced by the close of the period.

What hurt the fund's performance?

Detracting from the fund's results was Navient Corp. (formerly a part of SLM Corp.), which continued to struggle amid the increasingly unfavorable regulatory environment for private student loan servicing companies. The fund also lost ground holding Royal Dutch Shell PLC and CenterPoint Energy, Inc., which suffered price declines, as oil prices remained depressed throughout much of the period. Despite their recent disappointing performance, we maintained exposure to these three holdings, in part because they generally paid higher-than-average dividends and helped us diversify the portfolio. We think Royal Dutch and CenterPoint could benefit from rebounding oil prices, which

TOP 10 ISSUERS AS OF 1/31/16 (%)

Royal Bank of Scotland	4.1
PPL Capital Funding, Inc.	4.0
JPMorgan Chase & Co.	3.9
Entergy	3.5
Morgan Stanley	3.4
Qwest Corp.	3.1
U.S. Bancorp	3.1
Kinder Morgan, Inc.	3.0
Barclays Bank PLC	2.9
Wells Fargo & Company	2.9
TOTAL	33.9
As a percentage of total investments.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       6

we foresee by year end. We found more encouragement toward period end when Royal Dutch reaffirmed its dividend and CenterPoint raised its dividend.

Where are you finding opportunities of late?

Although we took advantage of opportunities to purchase a few new positions we felt were attractively valued, there weren't any major changes to the portfolio during the period. That said, certain of the fund's holdings in Merrill Lynch Preferred Capital Trust were called (or redeemed) by the issuer very late in the period. The proceeds were being deployed at period end.

MANAGED BY

Gregory K. Phelps On the fund since inception Investing since 1981
Joseph H. Bozoyan, CFA On the fund since 2015 Investing since 1993

QUALITY COMPOSITION AS OF 1/31/16 (%)

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       7

Fund's investments

As of 1-31-16 (unaudited)
	Shares	Value
Preferred securities 145.5% (96.5% of Total investments)		$821,279,560
(Cost $781,457,836)
Consumer staples 2.2%		12,365,038
Food and staples retailing 2.2%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	143,000	12,365,038
Energy 4.5%		25,631,100
Oil, gas and consumable fuels 4.5%
Kinder Morgan, Inc., 9.750%	594,000	25,631,100
Financials 84.6%		477,655,793
Banks 42.1%
Bank of America Corp., 6.500%	115,000	2,995,750
Bank of America Corp., Depositary Shares, Series D, 6.204%	145,000	3,759,850
Barclays Bank PLC, Series 3, 7.100%	205,000	5,330,000
Barclays Bank PLC, Series 5, 8.125% (Z)	740,000	19,476,800
BB&T Corp., 5.200% (Z)	435,000	11,005,500
BB&T Corp., 5.625% (Z)	450,000	11,619,000
Citigroup Capital XIII, 6.986% (P)	15,000	383,550
Citigroup, Inc., 5.800%	65,000	1,636,700
Citigroup, Inc., 6.875%	60,000	1,615,200
Citigroup, Inc. (6.875% to 11-15-23, then 3 month LIBOR + 4.130%)	410,175	11,267,507
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%)	47,773	1,302,770
First Republic Bank, 7.000%	95,000	2,643,850
HSBC USA, Inc., 6.500%	140,234	3,632,061
ING Groep NV, 6.125% (Z)	61,500	1,568,250
ING Groep NV, 7.050% (Z)	750,000	19,537,500
ING Groep NV, 7.200% (Z)	100,000	2,607,000
JPMorgan Chase & Co., 5.450% (Z)	405,000	10,214,100
JPMorgan Chase & Co., 5.500%	66,961	1,688,087
JPMorgan Chase & Co., 6.100%	122,000	3,129,300
JPMorgan Chase & Co., 6.125%	670,000	17,339,600
JPMorgan Chase & Co., 6.300% (Z)	25,000	652,250
RBS Capital Funding Trust V, 5.900%	620,000	15,264,400
RBS Capital Funding Trust VII, 6.080%	220,000	5,478,000
Regions Financial Corp., 6.375%	126,074	3,288,010
Royal Bank of Scotland Group PLC, Series L, 5.750% (Z)	560,000	13,871,200
Santander Holdings USA, Inc., Series C, 7.300% (Z)	365,000	9,274,650
The PNC Financial Services Group, Inc., 5.375%	40,000	1,026,400
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (Z)	187,000	5,213,560
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%) (Z)	240,000	6,350,400
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	705,000	20,113,650
Wells Fargo & Company, 6.000%	127,000	3,337,560

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       8

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company, 8.000% (Z)	756,000	$21,168,000
Capital markets 13.7%
Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	252,500	6,370,575
Deutsche Bank Contingent Capital Trust III, 7.600%	510,000	13,091,700
Morgan Stanley, 6.625%	80,000	2,143,200
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	85,000	2,209,150
Morgan Stanley Capital Trust III, 6.250% (Z)	291,000	7,440,870
Morgan Stanley Capital Trust IV, 6.250% (Z)	323,000	8,278,490
Morgan Stanley Capital Trust V, 5.750%	365,000	9,187,050
State Street Corp., 5.250%	160,000	4,124,800
State Street Corp., 6.000% (Z)	580,600	15,287,198
The Bank of New York Mellon Corp., 5.200%	5,000	128,950
The Goldman Sachs Group, Inc., 5.950%	185,100	4,781,133
The Goldman Sachs Group, Inc., Series B, 6.200% (Z)	160,000	4,142,400
Consumer finance 6.3%
Capital One Financial Corp., 6.200%	274,250	7,160,668
Capital One Financial Corp., 6.700%	52,929	1,440,727
HSBC Finance Corp., Depositary Shares, Series B, 6.360% (Z)	702,121	18,009,404
Navient Corp., 6.000%	173,500	2,727,420
SLM Corp., Series A, 6.970%	147,391	6,436,565
Insurance 9.3%
Aegon NV, 6.375% (Z)	520,000	13,306,800
Aegon NV, 6.500% (Z)	260,000	6,778,200
Prudential Financial, Inc., 5.750%	140,000	3,651,200
Prudential PLC, 6.500% (Z)	154,500	4,162,230
Prudential PLC, 6.750%	51,000	1,335,180
RenaissanceRe Holdings Ltd., Series C, 6.080%	25,000	633,750
W.R. Berkley Corp., 5.625% (Z)	890,000	22,472,500
Real estate investment trusts 13.1%
Kimco Realty Corp., 6.000% (Z)	895,000	23,046,250
Public Storage, 5.200%	135,000	3,396,600
Public Storage, 5.750% (Z)	449,500	11,475,735
Public Storage, 6.350%	225,000	5,762,250
Public Storage, Depositary Shares, Series Q, 6.500%	117,000	2,969,460
Senior Housing Properties Trust, 5.625% (Z)	827,000	20,617,110
Ventas Realty LP, 5.450% (Z)	245,000	6,497,400
Real estate management and development 0.1%
Digital Realty Trust, Inc., 7.375%	20,903	559,573
Thrifts and mortgage finance 0.0%
Federal National Mortgage Association, Series S, 8.250% (I)	80,000	240,800

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       9

	Shares	Value
Industrials 2.3%		12,721,500
Machinery 2.3%
Stanley Black & Decker, Inc., 5.750%	495,000	12,721,500
Telecommunication services 12.1%		68,268,187
Diversified telecommunication services 5.5%
Qwest Corp., 6.125% (Z)	30,000	742,500
Qwest Corp., 7.000% (Z)	20,000	518,400
Qwest Corp., 7.375% (Z)	750,000	19,222,500
Qwest Corp., 7.500% (Z)	232,500	6,019,425
Verizon Communications, Inc., 5.900%	168,000	4,461,912
Wireless telecommunication services 6.6%
Telephone & Data Systems, Inc., 6.625% (Z)	233,000	6,041,690
Telephone & Data Systems, Inc., 6.875%	103,000	2,623,410
Telephone & Data Systems, Inc., 7.000% (Z)	340,000	8,564,600
United States Cellular Corp., 6.950% (Z)	795,000	20,073,750
Utilities 39.8%		224,637,942
Electric utilities 30.4%
Duke Energy Corp., 5.125% (Z)	920,000	23,662,400
Entergy Arkansas, Inc., 5.750%	47,500	1,206,025
Entergy Louisiana LLC, 5.250% (Z)	240,000	6,199,200
Entergy Louisiana LLC, 5.875%	252,625	6,396,465
Entergy Louisiana LLC, 6.000%	158,464	4,024,986
Entergy Mississippi, Inc., 6.000% (Z)	371,000	9,705,360
Entergy Mississippi, Inc., 6.200%	89,294	2,285,033
FPL Group Capital Trust I, 5.875% (Z)	345,000	9,032,100
Gulf Power Company, 5.750%	145,000	3,726,500
HECO Capital Trust III, 6.500%	379,850	9,815,704
Interstate Power & Light Company, 5.100% (Z)	270,000	6,952,500
NextEra Energy Capital Holdings, Inc., 5.700% (Z)	905,000	23,231,350
NSTAR Electric Company, 4.780% (Z)	15,143	1,468,871
PPL Capital Funding, Inc., 5.900% (Z)	1,312,439	34,070,916
SCE Trust I, 5.625%	240,000	6,232,800
SCE Trust II, 5.100% (Z)	549,000	13,681,080
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%) (Z)	20,000	532,200
The Southern Company, 6.250%	350,000	9,271,500
Multi-utilities 9.4%
Baltimore Gas & Electric Company, Series 1995, 6.990%	40,000	4,043,752
BGE Capital Trust II, 6.200% (Z)	710,000	18,758,200
DTE Energy Company, 5.250%	520,000	13,052,000
DTE Energy Company, 6.500% (Z)	400,000	10,464,000
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (Z)	260,000	6,825,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       10

			Shares	Value
Common stocks 3.0% (2.0% of Total investments)				$16,872,900
(Cost $18,011,289)
Energy 2.6%				14,549,800
Oil, gas and consumable fuels 2.6%
	Royal Dutch Shell PLC, ADR, Class A		130,000	5,710,900
	Spectra Energy Corp.		322,000	8,838,900
Utilities 0.4%				2,323,100
Multi-utilities 0.4%
	CenterPoint Energy, Inc.		130,000	2,323,100
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 1.8% (1.2% of Total investments)				$9,979,000
(Cost $12,934,573)
Energy 0.9%				5,104,000
Oil, gas and consumable fuels 0.9%
Energy Transfer Partners LP (P)(Z)	3.346	11-01-66	8,800,000	5,104,000
Utilities 0.9%				4,875,000
Multi-utilities 0.9%
Dominion Resources, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%)	5.750	10-01-54	5,000,000	4,875,000
			Par value^	Value
Short-term investments 0.5% (0.3% of Total investments)				$2,810,000
(Cost $2,810,000)
Repurchase agreement 0.5%				2,810,000
Repurchase Agreement with State Street Corp. dated 1-29-16 at 0.030% to be repurchased at $2,810,007 on 2-1-16, collateralized by $2,875,000 U.S. Treasury Notes, 0.625% due 6-30-17 (valued at $2,867,813, including interest)			2,810,000	2,810,000
Total investments (Cost $815,213,698)† 150.8%				$850,941,460
Other assets and liabilities, net (50.8%)				($286,591,112)
Total net assets 100.0%				$564,350,348

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	A portion of this security is segregated as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-16 was $471,548,445.
†	At 1-31-16, the aggregate cost of investment securities for federal income tax purposes was $815,214,302. Net unrealized appreciation aggregated $35,727,158, of which $46,238,178 related to appreciated investment securities and $10,511,020 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       12

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-16 (unaudited)

Assets
Investments, at value (Cost $815,213,698)	$850,941,460
Cash	4,925,260
Cash held at broker for futures contracts	432,000
Cash segregated at custodian for derivative contracts	930,000
Dividends and interest receivable	2,598,274
Other receivables and prepaid expenses	15,831
Total assets	859,842,825
Liabilities
Credit facility agreement payable	292,500,000
Payable for investments purchased	1,779,578
Swap contracts, at value	843,193
Payable for futures variation margin	175,000
Interest payable	36,487
Payable to affiliates
Accounting and legal services fees	27,930
Trustees' fees	5,692
Other liabilities and accrued expenses	124,597
Total liabilities	295,492,477
Net assets	$564,350,348
Net assets consist of
Paid-in capital	$610,976,016
Accumulated distributions in excess of net investment income	(363,333)
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	(80,091,635)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	33,829,300
Net assets	$564,350,348

Net asset value per share
Based on 25,983,314 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$21.72

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       13

STATEMENT OF OPERATIONS  For the six months ended 1-31-16 (unaudited)

Investment income
Dividends	$25,729,912
Interest	296,667
Less foreign taxes withheld	(35,955)
Total investment income	25,990,624
Expenses
Investment management fees	3,219,200
Interest expense	1,442,266
Accounting and legal services fees	88,009
Transfer agent fees	13,944
Trustees' fees	28,668
Printing and postage	52,165
Professional fees	34,304
Custodian fees	33,835
Stock exchange listing fees	12,779
Other	17,130
Total expenses	4,942,300
Less expense reductions	(31,909)
Net expenses	4,910,391
Net investment income	21,080,233
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,426,434)
Futures contracts	(125,677)
Swap contracts	(589,594)
(2,141,705)
Change in net unrealized appreciation (depreciation) of
Investments	2,840,687
Futures contracts	(951,331)
Swap contracts	242,114
2,131,470
Net realized and unrealized loss	(10,235)
Increase in net assets from operations	$21,069,998

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       14

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-16	Year ended 7-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$21,080,233	$42,769,689
Net realized loss	(2,141,705)	(4,814,283)
Change in net unrealized appreciation (depreciation)	2,131,470	17,040,062
Increase in net assets resulting from operations	21,069,998	54,995,468
Distributions to shareholders
From net investment income	(21,825,984)[1]	(43,651,967)
Total increase (decrease)	(755,986)	11,343,501
Net assets
Beginning of period	565,106,334	553,762,833
End of period	$564,350,348	$565,106,334
Undistributed (accumulated distributions in excess of) net investment income	($363,333)	$382,418
Share activity
Shares outstanding
At beginning and end of period	25,983,314	25,983,314

1	A portion of the distributions may be deemed a tax return of capital at year end.

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENT OF CASH FLOWS For the six months ended 1-31-16 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$21,069,998
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(62,246,810)
Long-term investments sold	61,844,195
Decrease in short term investments	6,572,000
Net amortization of premium (discount)	(2,922)
Increase in dividends and interest receivable	(744,057)
Increase in payable for investments purchased	1,526,649
Decrease in cash segregated at custodian for derivative contracts	90,000
Decrease in cash held at broker for futures contracts	432,000
Decrease in other receivables and prepaid expenses	18,318
Decrease in unrealized depreciation of swap contracts	(242,114)
Decrease in futures variation margin	(205,000)
Increase in payable to affiliates	23,064
Increase in interest payable	21,990
Increase in other liabilities and accrued expenses	7,753
Net change in unrealized (appreciation) depreciation on investments	(2,840,687)
Net realized loss on investments	1,426,434
Net cash provided by operating activities	$26,750,811
Cash flows from financing activities
Distributions to shareholders	($21,825,984)
Net cash used in financing activities	($21,825,984)
Net increase in cash	$4,924,827
Cash at beginning of period	$433
Cash at end of period	$4,925,260
Supplemental disclosure of cash flow information
Cash paid for interest	$1,420,276

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

COMMON SHARES Period Ended	1-31-16[1]		7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$21.75		$21.31	$20.51	$22.03	$20.70	$19.70
Net investment income[2]	0.81		1.65	1.67	1.74	1.74	1.72
Net realized and unrealized gain (loss) on investments	—	[3]	0.47	0.81	(1.58)	1.27	0.82
Total from investment operations	0.81		2.12	2.48	0.16	3.01	2.54
Less distributions to common shareholders
From net investment income	(0.84	) [4]	(1.68)	(1.68)	(1.68)	(1.68)	(1.54)
Net asset value, end of period	$21.72		$21.75	$21.31	$20.51	$22.03	$20.70
Per share market value, end of period	$20.30		$19.76	$19.93	$20.05	$23.40	$20.02
Total return at net asset value (%)[5,6]	4.17	[7]	10.72	13.27	0.52	15.25	13.57
Total return at market value (%)[5]	7.16	[7]	7.55	8.36	(7.49)	26.58	14.61
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$564		$565	$554	$533	$572	$536
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	[8]	1.69	1.76	1.68	1.74	1.74
Expenses including reductions[9]	1.74	[8]	1.68	1.76	1.68	1.74	1.74
Net investment income	7.47	[8]	7.58	8.30	7.88	8.40	8.33
Portfolio turnover (%)	7		11	6	21	18	16
Total debt outstanding end of period (in millions)	$293		$293	$293	$293	$283	$273
Asset coverage per $1,000 of debt[10]	$2,929		$2,932	$2,893	$2,822	$3,020	$2,965

1	Six months ended 1-31-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	A portion of the distributions may be deemed a tax return of capital at year end.
5	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gain and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	Expenses excluding interest expense were 1.23% (annualized),1.22%, 1.27%, 1.22%, 1.24% and 1.22% for the periods ended 1-31-16, 7-31-15, 7-31-14, 7-31-13, 7-31-12 and 7-31-11, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Preferred Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2016, by major security category or type:

	Total value at 1-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities
Consumer staples	$12,365,038	—	$12,365,038	—
Energy	25,631,100	$25,631,100	—	—
Financials	477,655,793	477,655,793	—	—

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	Total value at 1-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Industrials	12,721,500	12,721,500	—	—
Telecommunication services	68,268,187	63,806,275	4,461,912	—
Utilities	224,637,942	213,769,190	10,868,752	—
Common stocks
Energy	14,549,800	14,549,800	—	—
Utilities	2,323,100	2,323,100	—	—
Corporate bonds
Energy	5,104,000	—	5,104,000	—
Utilities	4,875,000	—	4,875,000	—
Short-term investments	2,810,000	—	2,810,000	—
Total investments in securities	$850,941,460	$810,456,758	$40,484,702	—
Other Financial Instruments:
Futures	($1,055,269)	($1,055,269)	—	—
Interest Rate Swaps	($843,193)	—	($843,193)	—

Securities held by the fund with market value of approximately $7,183,800 at the beginning of the year were transferred from Level 1 to Level 2 during the period since quoted prices in active markets for identical securities were no longer available and securities were valued using other significant observable inputs.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of

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investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2015, the fund has a capital loss carryforward of $78,504,709 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at July 31			No expiration date
2017	2018	2019	Short term	Long term
$53,099,790	$11,734,215	$2,278,715	$1,352,612	$10,039,377

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a tax return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and REITs.

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Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments, Cash segregated at the custodian for derivative contracts or Cash held at the broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange.

Margin requirements for exchange-traded derivatives are set by the broker or applicable exchange. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is

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recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2016, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $41.5 million to $81.7 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	320	Short	Mar 2016	($40,409,731)	($41,465,000)	($1,055,269)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended January 31, 2016, the fund used interest rate swaps to manage against anticipated interest rate changes. The following table summarizes the interest rate swap contracts held during the six months ended January 31, 2016 and as of January 31, 2016:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$68,000,000	Fixed 1.4625%	3 Month LIBOR (a)	Aug 2016	($716,546)
Morgan Stanley Capital Services	68,000,000	Fixed 0.8750%	3 Month LIBOR (a)	Jul 2017	(126,647)
	$136,000,000				($843,193)

(a) At 1-31-16, the 3-month LIBOR rate was 0.61260%

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($1,055,269)
Interest rate	Swap contracts, at value	Swaps	—	(843,193)
			—	($1,898,462)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2016:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Net realized gain (loss)	($125,677)	($589,594)	($715,271)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2016:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Change in unrealized appreciation (depreciation)	($951,331)	$242,114	($709,217)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.75% of the fund's average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2016, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $31,909 for the six months ended January 31, 2016.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2016 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These

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accounting and legal services fees incurred for the six months ended January 31, 2016 amounted to an annual rate of 0.02% of the fund's average managed net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit facility agreement

The fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $292.5 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of January 31, 2016, the fund had borrowings of $292,500,000 at an interest rate of 0.70%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the six months ended January 31, 2016, the average borrowings under the CFA and the effective average interest rate were $292,500,000 and 0.98%, respectively.

The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the six months ended January 31, 2016, there were no commitment fees incurred by the fund.

The fund may terminate the CFA with 30 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days' notice prior to terminating or amending the CFA.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       24

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP and (ii) 331/3% of the fund's total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund's income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the six months ended January 31, 2016, the fund did not loan any securities under this agreement.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $62,246,810 and $61,844,195, respectively, for the six months ended January 31, 2016.

Note 9 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       25

ADDITIONAL INFORMATION

Undaudited

Investment objective and principal investment strategies

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on August 27, 2002 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's primary investment objective is to provide a high level of current income consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its investment objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace. The fund's principal investment strategies include, but are not limited to, the following: Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund invests 25% or more of its total assets in the industries comprising the utilities sector.

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the Trust will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Trust for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the six months ended January 31, 2016, distributions from net investment income totaling $0.8400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Distributions*
August 31, 2015	$0.1400
September 30, 2015	0.1400
October 30, 2015	0.1400
November 30, 2015	0.1400
December 31, 2015	0.1400
January 29, 2016	0.1400
Total	$0.8400

* A portion of the distributions may be deemed a tax return of capital at year end.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       26

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 3, 2016. The following proposal was considered by the shareholders:

Proposal: To elect one (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Deborah C. Jackson	22,474,336.991	728,678,400
James M. Oates	22,493,267.391	709,748.000
Steven R. Pruchansky	22,412,775.991	790,748.000
Non-Independent Trustees
James R. Boyle	22,520,404.391	682,611.000
Craig Bromley	22,518,172.391	684,843.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, Gregory A. Russo, and Warren A. Thomson.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       27

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HPI

*Member of the Audit Committee
†Non-Independent Trustee

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREFERRED INCOME FUND       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF274539	P8SA 1/16 3/16

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By:

/s/ Andrew G. Arnott

___________________________

Andrew G. Arnott

President

Date:    March 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew G. Arnott

___________________________

Andrew G. Arnott

President

Date:   March 18, 2016

By:

/s/ Charles A. Rizzo

___________________________

Charles A. Rizzo

Chief Financial Officer

Date:    March 18, 2016